INCOME TAXES (Detail) - Schedule of Deferred Tax Assets and Liabilities (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Deferred Tax Asset:
Net Operating Loss Carryforwards	$ 2,138,602	$ 1,804,852
Current Year Net Operating Loss/(Gain)	990,808	333,750
Total Operating Loss Carryforward	3,129,410	2,138,602
Enacted Future Tax Rate	35.00%	35.00%
Deferred Tax Asset for NOL	1,095,294	748,511
	69,932	711,999
Gross Deferred Tax Asset	1,165,226	1,460,510
Valuation Allowance	(1,165,226)	(1,460,510)
Net Deferred Tax Asset	$ 0	$ 0